                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                            Date of report: 15-Jan-04

                        CIT Equipment Collateral 2003-EF1

      A Delaware                Commission File            I.R.S. Employer
      Corporation               No. 0001240986             No. 02-6166260

                           c/o CIT Financial USA, Inc.
                    1 CIT Drive, Livingston, New Jersey 07039
                         Telephone number: (973)740-5000

   Item 5. Other
                        CIT Equipment Collateral 2003-EF1
                            Monthly Servicing Report

                                                                        Determination Date:    01/15/04
                                                                         Collection Period:    12/31/03
                                                                              Payment Date:    01/20/04
I. AVAILABLE FUNDS

   A. Available Pledged Revenues

      a.  Scheduled Payments Received                                                    $24,878,358.97
      b.  Liquidation Proceeds Allocated to Owner Trust                                      163,766.50
      c.  Required Payoff Amounts of Prepaid Contracts                                     6,489,632.34
      d.  Required Payoff Amounts of Purchased Contracts                                           0.00
      e.  Proceeds of Clean-up Call                                                                0.00
      f.  Investment Earnings on Collection Account and Note Distribution Account                  0.00
                                                                                         --------------
                         Total Available Pledged Revenues =                              $31,531,757.81


   B. Determination of Available Funds

      a.  Total Available Pledged Revenues                                               $31,531,757.81
      b.  Servicer Advances                                                                1,839,772.58
      c.  Recoveries of prior Servicer Advances                                           (2,269,682.79)
      d.  Withdrawal from Reserve Account                                                          0.00
                                                                                         --------------
                         Total Available Funds =                                         $31,101,847.60
                                                                                         ==============

II. DISTRIBUTION AMOUNTS

    A. COLLECTION ACCOUNT DISTRIBUTIONS

        1.  Servicing Fee                                                                    412,294.86

        2.  Class A-1 Note Interest Distribution                         135,896.00
            Class A-1 Note Principal Distribution                     26,123,773.38
                    Aggregate Class A-1 distribution                                      26,259,669.38

        3.  Class A-2 Note Interest Distribution                         194,941.67
            Class A-2 Note Principal Distribution                              0.00
                    Aggregate Class A-2 distribution                                         194,941.67

        4.  Class A-3 Note Interest Distribution                         302,842.86
            Class A-3 Note Principal Distribution                              0.00
                    Aggregate Class A-3 distribution                                         302,842.86

        5.  Class B Note Interest Distribution                            34,185.69
            Class B Note Principal Distribution                          789,974.84
                    Aggregate Class B distribution                                           824,160.53

        6.  Class C Note Interest Distribution                            78,641.25
            Class C Note Principal Distribution                                0.00
                    Aggregate Class C distribution                                            78,641.25

        7.  Class D Note Interest Distribution                           106,020.00
            Class D Note Principal Distribution                                0.00
                    Aggregate Class D distribution                                           106,020.00

        8.  Payment due to the Class A-3 Swap Counterparty                                   227,977.44

        9.  Deposit to the Reserve Account                                                         0.00

       10.  Amounts Payable in connection with the Reserve Account                            30,574.81

       11.  To the holder of the equity certificate                                        2,664,724.80


                         Collection Account Distributions =                               31,101,847.60
                                                                                          =============


    B. RESERVE ACCOUNT DISTRIBUTIONS

        1.  Withdrawal from the Reserve Account                                                    0.00

        2.  Interest to the Holdback Amount Designee                                          52,050.85

        3.  Release of Excess from the Reserve Account                                     1,076,549.93
                                                                                          -------------
                         Reserve Account Distributions =                                   1,128,600.78
                                                                                          =============


                                                                                          -------------
    C. INCORRECT DEPOSITS                                                                          0.00
                                                                                          =============

III. INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES

       -------------------------------------------------------------------------------
                Distribution              Class A-1         Class A-2      Class A-3
                   Amounts                  Notes             Notes          Notes
       -------------------------------------------------------------------------------
     1.         Interest Due               135,896.00      194,941.67      302,842.86
     2         Interest Paid               135,896.00      194,941.67      302,842.86
     3       Interest Shortfall                  0.00            0.00            0.00
               ((1) minus (2))
     4         Principal Paid           26,123,773.38            0.00            0.00
     5    Total Distribution Amount     26,259,669.38      194,941.67      302,842.86
               ((2) plus (4))


       -------------------------------------------------------------------------------------------------
                Distribution               Class B          Class C         Class D       Total Offered
                   Amounts                  Notes            Notes           Notes            Notes
       -------------------------------------------------------------------------------------------------

     1.         Interest Due                34,185.69       78,641.25      106,020.00        852,527.47
     2         Interest Paid                34,185.69       78,641.25      106,020.00        852,527.47
     3       Interest Shortfall                  0.00            0.00            0.00              0.00
               ((1) minus (2))
     4         Principal Paid              789,974.84            0.00            0.00     26,913,748.22
     5    Total Distribution Amount        824,160.53       78,641.25      106,020.00     27,766,275.69
               ((2) plus (4))

IV. Information Regarding the Securities

    A  Summary of Balance Information

       ----------------------------------------------------------------------------------------------------------------
                                  Applicable    Principal Balance    Class Factor    Principal Balance    Class Factor
                  Class             Coupon           Jan-04             Jan-04            Dec-03             Dec-03
                                     Rate         Payment Date       Payment Date       Payment Date      Payment Date
       ----------------------------------------------------------------------------------------------------------------
     a.      Class A-1 Notes        1.1388%      122,019,794.76        0.44371         148,143,568.14       0.53870
     b.      Class A-2 Notes        1.4900%      157,000,000.00        1.00000         157,000,000.00       1.00000
     c.      Class A-3 Notes        1.3088%      287,253,376.00        1.00000         287,253,376.00       1.00000
     d.       Class B Notes         2.2900%       17,123,925.83        0.78731          17,913,900.67       0.82363
     e.       Class C Notes         3.9800%       23,710,929.00        1.00000          23,710,929.00       1.00000
     f.       Class D Notes         4.9600%       25,650,000.00        1.00000          25,650,000.00       1.00000
     g.             Total Offered Notes          632,758,025.59                        659,671,773.81

    B  Other Information

       ----------------------------------------------------------------------
                                        Scheduled              Scheduled
                 Class              Principal Balance      Principal Balance
                                         Jan-04                 Dec-03
                                       Payment Date           Payment Date
       ----------------------------------------------------------------------
             Class A-1 Notes          168,076,579.00         189,496,105.00

       -----------------------------------------------------------------------------------------------------------------
                                                   Target              Class               Target             Class
                                 Class         Principal Amount        Floor          Principal Amount        Floor
                 Class         Percentage          Jan-04              Jan-04              Dec-03             Dec-03
                                                 Payment Date       Payment Date         Payment Date      Payment Date
       -----------------------------------------------------------------------------------------------------------------
                Class A          97.06%         614,185,253.18                         640,309,026.56
                Class B           2.94%             789,974.84           0.00              940,518.89          0.00

V. PRINCIPAL

   A. MONTHLY PRINCIPAL AMOUNT

      1.  Principal Balance of Notes and Equity Certificates                             659,671,773.81
          (End of Prior Collection Period)
      2.  Contract Pool Principal Balance (End of Collection Period)                     632,758,025.59
                                                                                         --------------
                    Total monthly principal amount                                        26,913,748.22

VI. CONTRACT POOL DATA

    A. CONTRACT POOL CHARACTERISTICS

                                                                   ------------------------------------------------------
                                                                       Original            Jan-04             Dec-03
                                                                         Pool           Payment Date       Payment Date
                                                                   ------------------------------------------------------
      1. a. Contract Pool Principal Balance (active contracts)      790,364,305.00     632,305,564.51     659,355,499.93
         b. Positive Rent Due (active contracts)                                         6,035,644.65       6,465,554.86
                                                                   ------------------------------------------------------
         c. Required Payoff Amount (active contracts)               790,364,305.00     638,341,209.16     665,821,054.79

         d. Required Payoff Amount (unliquidated defaults)                                 452,461.08         316,273.88
                                                                   ------------------------------------------------------
         e. Total Required Payoff Amount                            790,364,305.00     638,793,670.24     666,137,328.67
                                                                   ======================================================

      2. No of Contracts                                                     9,883              9,406              9,508

      3  Weighted Average Remaining Term                                      39.9               36.0               36.7

      4  Weighted Average Original Term                                       52.8


    B. DELINQUENCY INFORMATION

                                                    ----------------------------------------------------------------------
                                                       % of                                    No. Of         Required
                                                     Contracts            % of RPA            Accounts      Payoff Amount
                                                    ----------------------------------------------------------------------
      1. Current                                       97.46%               97.07%              9,167     620,070,921.02
         31-60 days                                     1.63%                1.74%                153      11,120,649.64
         61-90 days                                     0.40%                0.48%                 38       3,062,537.31
         91-120 days                                    0.28%                0.35%                 26       2,240,513.46
         121-150 days                                   0.10%                0.25%                  9       1,570,099.90
         151-180 days                                   0.06%                0.04%                  6         276,487.83
         180+ days                                      0.00%                0.00%                  0               0.00
                                                    ----------------------------------------------------------------------
         Subtotal - Active Accounts                    99.93%               99.93%              9,399     638,341,209.16

         Remaining RPA - Unliquidated Defaults          0.07%                0.07%                  7         452,461.08
                                                    ----------------------------------------------------------------------
         Total Delinquency                            100.00%              100.00%              9,406     638,793,670.24
                                                    ======================================================================

      2. Delinquent Scheduled Payments:

         Beginning of Collection Period                                                  6,465,554.86
         End of Collection Period                                                        6,035,644.65
                                                                                         ------------
                    Change in Delinquent Scheduled Payments                               (429,910.21)

    C. DEFAULTED CONTRACT INFORMATION

      1. A) Reported Loss Information
                                                       -------------------------------------------------------------------
                                                               Current Period                         Cumulative
                                                       -------------------------------------------------------------------
                                                           Amount         % of ICPB            Amount         % of ICPB
                                                       -------------------------------------------------------------------
            Defaulted Valuation Amount                   345,387.64          0.04%           741,895.01         0.09%
            Cash Collected on Defaulted Contracts        163,766.50          0.02%           179,325.88         0.02%
                                                       -------------------------------------------------------------------
            Net Loss Amount                              181,621.14          0.06%           562,569.13         0.07%
                                                       ===================================================================

         B) Cumulative Loss Trigger Percentage                                                                  0.75%
            Cumulative Loss Trigger in Effect                                                                   NO


      2. Supplemental Information on Unliquidated Defaulted Contracts

            Required Payoff Amount at time of Default                                    1,024,230.92
            Initial Defaulted Valuation Amount                                             547,773.82
            Cash Collected on Defaulted Contracts                                           23,996.02
                                                                                         ------------
            Remaining Required Payoff Amount of Defaulted Contracts                        452,461.08
                                                                                         ============
            Initial Valuation as a % of Required Payoff Amount at time of Default               53.48%
            Remaining Balance % of Required Payoff Amount at time of Default                    44.18%

      3. Supplemental Information on Liquidated Contracts
                                                            --------------------------------------------------------------
                                                                    Current Period                      Cumulative
                                                            --------------------------------------------------------------
                                                                Amount       % of ICPB         Amount       % of ICPB
                                                            --------------------------------------------------------------
            Required Payoff Amount at time of Default         170,125.16        0.02%        170,125.16       0.02%
            Cash Collected on Liquidated Contracts            155,329.86        0.02%        155,329.86       0.02%
                                                            --------------------------------------------------------------
            Net Loss Amount on Liquidated Contracts            14,795.30        0.00%         14,795.30       0.00%
                                                             ==============================================================
            Loss Severity Percentage                               8.70%                          8.70%
            Number of Contracts                                        2                              2
            % of Original Contracts                                0.02%                          0.02%


VII. INFORMATION REGARDING THE RESERVE ACCOUNT


    A. RESERVE ACCOUNT

        1. Opening Reserve Account Balance                         26,386,870.95

        2. Investment Earnings                                         21,476.04

        3. Deposit from the Collection Account                         30,574.81

        4. Withdrawls from the Reserve Account                              0.00

        5. Interest payment to the Holdback Designee                  (52,050.85)

        6. Release of Reserve Account Surplus                      (1,076,549.93)

        7. Ending Reserve Account Balance                          25,310,321.02

        8. Available amount                                        26,386,870.95

        9. Required Reserve Account Amount                         25,310,321.02

       10. Reserve Account Surplus/ (Shortfall)                             0.00



VIII. MISCELLANEOUS INFORMATION


    A. SERVICER ADVANCE BALANCE

        1.  Opening Servicer Advance Balance               6,465,554.86
        2.  Current Period Servicer Advance                1,839,772.58
        3.  Recoveries of prior Servicer Advances         (2,269,682.79)
                                                          -------------
        4.  Ending Servicer Advance Balance                6,035,644.65


    D. OTHER RELATED INFORMATION

        1.  Life to Date Prepayment (CPR)                          16.9%

        2. Life to Date Substitutions:

           a. Prepayments                          0.00

           b. Defaults                             0.00

         NCT Funding Company LLC, JPMorgan Chase, as trustee under the Indenture, and CIT Financial USA, Inc., in its individual capacity and as
Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section 9.02 of the Pooling and Servicing Agreement, I DO HEREBY
      FURTHER CERTIFY the following report with respect to the Payment Date occurring on 01/20/04

  This Certificate shall constitute the Servicer's Certificate as required by
 Section 9.02 of the Pooling and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Pooling and Servicing Agreement.


                            CIT Financial USA, Inc.

                                  Glenn Votek
                                  -----------
                                  Glenn Votek
                    Executive Vice President, and Treasurer